UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 8, 2015

Zep Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-33633	26-0783366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia	30318-2825
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 8, 2015, Zep Inc., a Delaware corporation (the “Company”), distributed the communications attached hereto as Exhibits 99.1 to 99.9, which are incorporated herein by reference.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed acquisition of the Company by New Mountain Capital and its affiliates.  In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.  In addition, investors may obtain a free copy of the proxy statement, when available, and other relevant documents from the Company’s website at www.zepinc.com or by directing a request to: Zep Inc., 1310 Seaboard Industrial Blvd., NW, Atlanta, GA 30318, Attn: Investor Relations, (404) 352-1680.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger.  Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC.  Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s annual report on Form 10-K for the fiscal year ended August 31, 2014 and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on November 20, 2014, and in Forms 4 of directors and executive officers filed with the SEC subsequent to that date.  Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the merger when it is filed with the SEC.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.zepinc.com.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K contains, and other written or oral statements made by or on behalf of the Company may include, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our executive officers on our behalf, may from time to time make forward-looking statements in reports and other documents that are filed with the SEC or in connection with oral statements made to the press, potential investors or others. Specifically, forward-looking statements may include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “expects,” “believes,” “intends,” “will,” “anticipates,” and similar terms that relate to future events, performance, or our results.  Examples of forward-looking statements in this filing include, but are not limited to, statements about the price, terms and closing date of the proposed transaction and statements regarding stockholder and regulatory approvals.  Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections.  These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions of the proposed merger within the proposed timeframe or at all; (iii) the failure to obtain the necessary financing arrangements as set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, or the failure of the proposed merger to close for any other reason; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the proposed merger.  Consider these factors carefully in evaluating the forward-looking statements.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014, which was filed with the SEC on November 12, 2014, under the heading “Item 1A. Risk Factors,” and in subsequently filed Forms 10-Q and 8-K.  The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Letter to Company associates, dated April 8, 2015

99.2                        Talking points for associate town hall meeting, dated April 8, 2015

99.3                        Presentation for associate town hall meeting, dated April 8, 2015

99.4                        Frequently asked questions for Company associates, dated April 8, 2015

99.5                        Letter to Company senior leaders, dated April 8, 2015

99.6                        Senior leadership talking points, dated April 8, 2015

99.7                        Deal questions and answers, dated April 8, 2015

99.8                        Letter to Company customers, dated April 8, 2015

99.9                        Company talking points to customers, dated April 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEP INC.

Date: April 8, 2015	By:	/s/ Jill A. Gilmer
Jill A. Gilmer
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Company associates, dated April 8, 2015
99.2	Talking points for associate town hall meeting, dated April 8, 2015
99.3	Presentation for associate town hall meeting, dated April 8, 2015
99.4	Frequently asked questions for Company associates, dated April 8, 2015
99.5	Letter to Company senior leaders, dated April 8, 2015
99.6	Senior leadership talking points, dated April 8, 2015
99.7	Deal questions and answers, dated April 8, 2015
99.8	Letter to Company customers, dated April 8, 2015
99.9	Company talking points to customers, dated April 8, 2015